SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 13, 2008

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced third quarter and first nine months results through September 30, 2008.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated October 13, 2008, announcing the third quarter and first nine months results through September 30, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: October 13, 2008

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR THE THIRD QUARTER AND FIRST NINE MONTHS OF 2008

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported third quarter 2008 net income of $1,149,000 or $0.05 per diluted share.  This represents an increase of $275,000 or 31.5% over the third quarter 2007 net income of $874,000 or $0.04 per diluted share.  For the nine month period ended September 30, 2008, the Company earned $3,894,000 or $0.18 per diluted share.  This also represents an increase of $1,784,000 or over 84.5% when compared to net income of $2,110,000 or $0.10 per diluted share for the first nine months of 2007.  The following table highlights the Company’s financial performance for the both the three and nine month periods ended September 30, 2008 and 2007:

	Third Quarter 2008	Third Quarter 2007	Nine Months Ended September 30, 2008	Nine Months Ended September 30, 2007

Net income	$1,149,000	$874,000	$3,894,000	$2,110,000
Diluted earnings per share	$ 0.05	$ 0.04	$ 0.18	$0.10

Allan R. Dennison, President and Chief Executive Officer, commented on the 2008 financial results, “Our conservatively positioned balance sheet has allowed AmeriServ Financial to post improved financial performance during a historic period of turmoil and crisis within the financial markets.  Our Company has no direct exposure to subprime mortgages, Fannie Mae or Freddie Mac preferred stock, or credit exposure to any of the large financial firms that have recently failed or been taken over.  The Bank’s loyal deposit base has provided us with ample liquidity to grow our loan portfolio during the third quarter of 2008 when many banks have restricted lending due to the credit crunch.  We enter the fourth quarter of 2008 with an improved net interest margin, stable asset quality, and strong capital levels which provide us with greater financial flexibility during this period of economic uncertainty.”

The Company’s net interest income in the third quarter of 2008 increased by $1.2 million from the prior year’s third quarter and for the first nine months of 2008 increased by $2.9 million or 16.4% when compared to the first nine months of 2007.  The Company’s net interest margin is also up sharply by 59 and 49 basis points, respectively for the quarter and nine month periods ended September 30, 2008.  The Company’s balance sheet positioning allowed it to benefit from the significant Federal Reserve reductions in short-term interest rates and the return to a more traditional positively sloped yield curve.  As a result of these changes, the Company’s interest expense on deposits and borrowings declined at a faster rate than the interest income on loans and investment securities.  Additionally, an improved earning asset mix with fewer investment securities and more loans outstanding also contributed to the increased net interest income and margin in 2008.  For the first nine months of 2008, total loans have increased by $28 million or 4.4%.  Overall, net interest income has now increased for seven consecutive quarters and the Company believes its balance sheet is well positioned for further reductions in short-term interest rates recently announced by the Federal Reserve.

The Company recorded a $775,000 provision for loan losses in the third quarter of 2008 and a $2.3 million provision for the nine month period ended September 30, 2008 compared to a $150,000 loan loss provision for the same periods in 2007.  When determining the provision for loan losses, the Company considers a number of factors some of which include periodic credit reviews, delinquency and charge-off trends, concentrations of credit, loan volume trends and broader local and national economic trends.  The higher loan provision in 2008 was caused by the Company’s decision to strengthen its allowance for loan losses due to the downgrade of the rating classification of several specific performing commercial loans and uncertainties in the local and national economies.  Overall net charge-offs are down modestly in 2008 when compared to 2007.  Specifically, for the nine month period ended September 30, 2008, net charge-offs have amounted to $875,000 or 0.18% of total loans compared to net charge-offs of $1.1 million or 0.25% of total loans for the same nine month period in 2007.  Non-performing assets increased by $673,000 since the second quarter of 2008 but are still lower than the year-end 2007 level.  Non-performing assets totaled $4.4 million or 0.66% of total loans at September 30, 2008 compared to $5.3 million or 0.83% of total loans at December 31, 2007.  Overall, the allowance for loan losses provided 198% coverage of non-performing assets and was 1.31% of total loans at September 30, 2008 compared to 137% of non-performing assets and 1.14% of total loans at December 31, 2007.  Note also that the Company has no direct exposure to sub-prime mortgage loans in either the loan or investment portfolios.

The Company’s non-interest income in the third quarter of 2008 decreased by $255,000 from the prior year’s third quarter but for the first nine months of 2008 increased by $2.1 million when compared to the first nine months of 2007.  Increased revenue from bank owned life insurance due to the payment of death claims favorably impacted the 2007 third quarter performance and the second quarter 2008 results.  Overall for the nine month period, income from bank owned life insurance is $1.4 million greater in 2008 than 2007.  The remainder of the increase in non-interest income was driven by increases in several other non-interest revenue categories.  Deposit service charges increased by $100,000 for the 2008 quarterly period and $420,000 or 22.2% for the nine month period due to increased overdraft fees and greater service charge revenue that resulted from a realignment of the bank’s checking accounts to include more fee based products.  The Company also recorded an increase on gains realized on residential mortgage loan sales into the secondary market that amounted to $22,000 for the third quarter of 2008 and $128,000 for the nine month period ended September 30, 2008.  This increase reflects improved residential mortgage production from the Company’s primary market as this has been an area of emphasis in the Company’s strategic plan.   Trust fees were up modestly by $14,000 for the 2008 quarterly period and by $148,000 or 2.9% for the nine month period due to continued successful new business development efforts which has helped mitigate the declines in the market value of assets due to reduced equity values.  The decline in equity values was also responsible for the approximate $90,000 drop in investment advisory fees in 2008. Finally, the Company took advantage of the positively sloped yield curve to position the investment portfolio for better future earnings by selling some of the lower yielding securities in the portfolio and replacing them with higher yielding securities with a modestly longer duration.  The Company realized a net security loss of $117,000 in 2008 from this strategy.

Total non-interest expense in the third quarter of 2008 was essentially flat with the prior year’s third quarter and for the first nine months of 2008 increased by $620,000 or 2.4% when compared to the first nine months of 2007. The higher 2008 expenses were due to a $802,000 increase in other expenses, a $274,000 increase in professional fees, and a $91,000 charge on the prepayment of $6 million of Federal Home Loan Bank Advances.  Note that the increase in other expenses was due to higher advertising and business development expenses in 2008 and the non-recurrence of a favorable $400,000 recovery on a previous mortgage loan securitization that was realized in the second quarter of 2007. The increased professional fees resulted primarily from higher legal and other professional fees in the trust company.  The $91,000 FHLB debt prepayment charge resulted from the Company’s decision to retire some higher cost advances and replace them with lower cost current market rate advances in order to reduce ongoing interest expense.  These negative items were partially offset by expense decreases recorded in salaries and employee benefits and equipment expense as a result of the Company’s continuing focus on containing and reducing non-interest expenses.  For the first nine months of 2008, salaries and employee benefits costs are down by $228,000 or 1.6% due to on average a reduction of 19 full-time equivalent employees and reduced medical insurance premiums.  The $329,000 reduction in equipment expense resulted from the benefits achieved on the migration to a new core data processing operating system and mainframe processor.

ASRV had total assets of $911 million and shareholders’ equity of $93.7 million or a book value of $4.29 per share at September 30, 2008.  The Company built its capital and maintained a strong asset leverage ratio of 10.37% at quarter-end.  During the first quarter of 2008, the Company repurchased 354,500 shares of its common stock at an average price of $3.11 in conjunction with the terms of the Company’s stock buyback program that was announced on January 22, 2008.  The Company did not repurchase any additional shares during the second or third quarter.

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

October 13, 2008

(In thousands, except per share and ratio data)

(All quarterly and 2008 data unaudited)

2008

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$1,229	$1,516	$1,149	$3,894

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.55%	0.71%	0.52%	0.59%
Return on average equity	5.43	6.64	4.93	5.66
Net interest margin	3.32	3.58	3.59	3.49
Net charge-offs as a percentage of average loans	0.06	0.46	0.04	0.18
Loan loss provision as a percentage of average loans	0.10	0.89	0.48	0.49
Efficiency ratio	82.87	73.20	79.72	78.33

PER COMMON SHARE:
Net income:
Basic	$0.06	$0.07	$0.05	$0.18
Average number of common shares outstanding	22,060	21,847	21,855	21,921
Diluted	0.06	0.07	0.05	0.18
Average number of common shares outstanding	22,062	21,848	21,856	21,922

2007

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$428	$808	$874	$2,110

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.20%	0.37%	0.39%	0.32%
Return on average equity	2.05	3.79	4.00	3.30
Net interest margin	2.97	3.01	3.00	3.00
Net charge-offs as a percentage of average loans	0.06	0.07	0.61	0.25
Loan loss provision as a percentage of average loans	-	-	0.10	0.03
Efficiency ratio	94.16	88.52	87.15	89.84

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.04	$0.04	$0.10
Average number of common shares outstanding	22,159	22,164	22,175	22,166
Diluted	0.02	0.04	0.04	0.10
Average number of common shares outstanding	22,166	22,171	22,177	22,170

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2008 data unaudited)

2008

	1QTR	2QTR	3QTR
PERFORMANCE DATA AT PERIOD END
Assets	$902,349	$877,230	$911,306
Investment securities	151,967	148,819	148,777
Loans	632,934	623,798	663,996
Allowance for loan losses	7,309	7,963	8,677
Goodwill and core deposit intangibles	14,254	14,038	13,821
Deposits	682,459	722,913	688,998
FHLB borrowings	106,579	40,214	106,897
Stockholders’ equity	91,558	92,248	93,671
Non-performing assets	3,050	3,717	4,390
Asset leverage ratio	9.78%	10.47%	10.37%
PER COMMON SHARE:
Book value (A)	$4.19	$4.22	$4.29
Market value	2.79	2.98	2.51
Market price to book value	66.62%	70.59%	58.57%
Trust assets – fair market value (B)	1,828,475	1,813,231	1,678,398

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	350	353	352
Branch locations	19	18	18
Common shares outstanding	21,842,691	21,850,773	21,859,409

2007

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$891,559	$876,160	$897,940	$904,878
Investment securities	185,338	174,508	170,765	163,474
Loans	603,834	604,639	629,564	636,155
Allowance for loan losses	8,010	7,911	7,119	7,252
Goodwill and core deposit intangibles	15,119	14,903	14,687	14,470
Deposits	768,947	762,902	763,771	710,439
FHLB borrowings	15,170	4,258	23,482	82,115
Stockholders’ equity	85,693	86,226	88,517	90,294
Trust assets – fair market value (B)	1,828,475	1,872,366	1,846,240	1,883,307
Non-performing assets	2,706	2,825	2,463	5,280
Asset leverage ratio	10.23%	10.36%	10.44%	9.74%
PER COMMON SHARE:
Book value	$3.87	$3.89	$3.99	$4.07
Market value	4.79	4.40	3.33	2.77
Market price to book value	123.88%	113.12%	83.44%	68.07%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	376	358	351
Branch locations	21	21	20	20
Common shares outstanding	22,161,445	22,167,235	22,180,650	22,188,997

NOTES:

        (A) Other comprehensive income had a negative impact of $0.16 on book value per share at September 30, 2008.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2008 data unaudited)

2008

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$10,462	$9,862	$10,015	$30,339
Total investment portfolio	1,820	1,588	1,717	5,125
Total Interest Income	12,282	11,450	11,732	35,464

INTEREST EXPENSE
Deposits	4,499	3,861	3,774	12,134
All borrowings	1,048	623	727	2,398
Total Interest Expense	5,547	4,484	4,501	14,532

NET INTEREST INCOME	6,735	6,966	7,231	20,932
Provision for loan losses	150	1,375	775	2,300
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,585	5,591	6,456	18,632

NON-INTEREST INCOME
Trust fees	1,790	1,737	1,691	5,218
Net realized gains (losses) on investment securities	-	(137)	20	(117)
Net realized gains on loans held for sale	89	121	138	348
Service charges on deposit accounts	734	807	771	2,312
Investment advisory fees	226	218	185	629
Bank owned life insurance	249	1,923	260	2,432
Other income	750	674	702	2,126
Total Non-interest Income	3,838	5,343	3,767	12,948

NON-INTEREST EXPENSE
Salaries and employee benefits	4,830	4,812	4,758	14,400
Net occupancy expense	661	653	586	1,900
Equipment expense	431	414	402	1,247
Professional fees	769	910	922	2,601
FHLB prepayment penalty	-	91	-	91
FDIC deposit insurance expense	22	20	30	72
Amortization of core deposit intangibles	216	216	217	649
Other expenses	1,850	1,909	1,869	5,628
Total Non-interest Expense	8,779	9,025	8,784	26,588

PRETAX INCOME	1,644	1,909	1,439	4,992
Income tax expense	415	393	290	1,098
NET INCOME	$1,229	$1,516	$1,149	$3,894

2007

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$10,061	$10,303	$10,591	$30,955
Total investment portfolio	2,114	2,005	1,863	5,982
Total Interest Income	12,175	12,308	12,454	36,937

INTEREST EXPENSE
Deposits	5,699	5,931	5,994	17,624
All borrowings	521	364	438	1,323
Total Interest Expense	6,220	6,295	6,432	18,947

NET INTEREST INCOME	5,955	6,013	6,022	17,990
Provision for loan losses	-	-	150	150
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,955	6,013	5,872	17,840

NON-INTEREST INCOME
Trust fees	1,704	1,689	1,677	5,070
Net realized gains on loans held for sale	25	79	116	220
Service charges on deposit accounts	585	636	671	1,892
Investment advisory fees	102	329	275	706
Bank owned life insurance	258	265	479	1,002
Other income	559	594	804	1,957
Total Non-interest Income	3,233	3,592	4,022	10,847

NON-INTEREST EXPENSE
Salaries and employee benefits	4,885	4,930	4,813	14,628
Net occupancy expense	664	615	618	1,897
Equipment expense	546	564	466	1,576
Professional fees	695	818	814	2,327
FDIC deposit insurance expense	22	22	22	66
Amortization of core deposit intangibles	216	216	216	648
Other expenses	1,645	1,357	1,824	4,826
Total Non-interest Expense	8,673	8,522	8,773	25,968

PRETAX INCOME	515	1,083	1,121	2,719
Income tax expense	87	275	247	609
NET INCOME	$428	$808	$874	$2,110

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2008 data unaudited)

    Note:  2007 data appears before 2008.

2007

2008

		NINE		NINE
	3QTR	MONTHS	3QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$612,424	$601,592	$634,807	$628,928
Deposits with banks	616	525	399	403
Federal funds	2,249	3,009	32	152
Total investment securities	176,474	187,398	160,459	161,264

Total interest earning assets	791,763	792,524	795,697	790,747

Non-interest earning assets:
Cash and due from banks	18,673	17,734	16,574	17,188
Premises and equipment	8,607	8,722	9,593	9,193
Other assets	71,506	69,550	71,647	72,402
Allowance for loan losses	(7,808)	(7,947)	(8,088)	(7,582)

Total assets	$882,741	$880,583	$885,423	$881,948

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$55,151	$56,559	$65,704	$65,169
Savings	71,503	73,112	71,520	70,388
Money market	173,844	182,215	108,181	92,907
Other time	353,331	344,153	341,455	359,255
Total interest bearing deposits	653,829	656,039	586,860	587,719
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	6,760	8,441	60,635	57,818
Advanced from Federal Home Loan Bank	5,499	3,607	10,258	11,266
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	679,173	681,172	670,838	669,888

Non-interest bearing liabilities:
Demand deposits	106,055	104,336	111,136	110,366
Other liabilities	10,768	9,477	10,763	9,836
Stockholders’ equity	86,745	85,598	92,686	91,858
Total liabilities and stockholders’ equity	$882,741	$880,583	$885,423	$881,948